Supplement dated June 18, 2018, to the
Prospectus for your Variable Annuity
Issued by

LINCOLN BENEFIT LIFE COMPANY
This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Lincoln Benefit Life Company.

Effective on or about July 2, 2018, the trusts and funds listed below will change their names. In addition, the investment advisor, Deutsche Investment Management Americas Inc. will change its name to DWS Investment Management Americas, Inc.

Fund - Current Name	Fund – New Name	Trust - Current Name	Trust – New Name
Deutsche Equity 500 Index VIP – Class B	DWS Equity 500 Index VIP – Class B	Deutsche Investments VIT Funds	Deutsche DWS Investments VIT Funds
Deutsche Small Cap Index VIP – Class B	DWS Small Cap Index VIP – Class B	Deutsche Investments VIT Funds	Deutsche DWS Investments VIT Funds
Deutsche Bond Fund VIP – Class A	DWS Bond Fund VIP – Class A	Deutsche Variable Series I	Deutsche DWS Variable Series I
Deutsche Core Equity VIP – Class A	DWS Core Equity VIP – Class A	Deutsche Variable Series I	Deutsche DWS Variable Series I
Deutsche CROCI® International VIP – Class A	DWS CROCI® International VIP – Class A	Deutsche Variable Series I	Deutsche DWS Variable Series I
Deutsche Global Small Cap VIP – Class A	DWS Global Small Cap VIP – Class A	Deutsche Variable Series I	Deutsche DWS Variable Series I
Deutsche Global Income Builder VIP – Class A	DWS Global Income Builder VIP – Class A	Deutsche Variable Series II	Deutsche DWS Variable Series II

If you have any questions, please contact your financial representative or our Variable Annuities Service Center at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

Please keep this supplement for future reference together with your prospectus. No other action is required of you.

LBLSUP2